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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-02363
                                   ---------


                       CORNERSTONE TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


260 MADISON AVENUE, 8th FLOOR        NEW YORK, NEW YORK              10016
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip code)


                                Frank J. Maresca
--------------------------------------------------------------------------------
ULTIMUS FUND SOLUTIONS, LLC, 260 MADISON AVENUE, 8th FLOOR
                                                        NEW YORK, NEW YORK 10016
                    (Name and address of agent for service)


Registrant's telephone number, including area code:    646-881-4985
                                                     ----------------


Date of fiscal year end:         DECEMBER 31, 2009
                          ---------------------------------------------


Date of reporting period:       DECEMBER 31, 2009
                          ---------------------------------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


================================================================================

DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw Chairman of the Board of Directors and President

Thomas H. Lenagh              Director
Edwin Meese III               Director
Scott B. Rogers               Director
Andrew A. Strauss             Director
Glenn W. Wilcox, Sr.          Director
Gary A. Bentz                 Chief Compliance Officer,
                                Secretary, and
                                Assistant Treasurer
William A. Clark              Vice President
Frank J. Maresca              Treasurer

                              STOCK TRANSFER AGENT
INVESTMENT MANAGER              AND REGISTRAR
Cornerstone Advisors, Inc.    American Stock
One West Pack Square            Trust Co.
Suite 1650                    59 Maiden Lane
Asheville, NC 28801           New York, NY 28801

ADMINISTRATOR                 INDEPENDENT REGISTERED
Ultimus Fund Solutions, LLC     PUBLIC ACCOUNTING FIRM
260 Madison Avenue            Tait, Weller & Baker LLP
8th Floor                     1818 Market Street
New York, NY 10016            Suite 2400
                              Philadelphia, PA 19103

CUSTODIAN                     LEGAL COUNSEL
JPMorgan Chase Bank, N.A.     Blank Rome LLP Bank, N.A.
14201 North Dallas Pkwy.      405 Lexington
Second Floor                  New York, NY 10174
Dallas, TX 75254

EXECUTIVE OFFICES
260 Madison Avenue
8th Floor
New York, NY 10016

For shareholder inquiries, registered shareholders should call
(800) 937-5449. For general inquiries, please call (513) 326-3597.


                          CRF
                         LISTED
                       ALTERNEXT


================================================================================

                               CORNERSTONE TOTAL
                               RETURN FUND, INC.

















                               DECEMBER 31, 2009

             This update contains the following two documents:
                       o Letter from the Funds
                       o Annual Report to Shareholders

================================================================================

LETTER FROM THE FUND'S PRESIDENT

                                                                January 27, 2010
Dear Fellow Shareholders:

Following is the annual report for Cornerstone Total Return Fund, Inc., (the "Fund"), for the year ended December 31, 2009. At the end of the year, the Fund's net assets were $20.4 million and the Net Asset Value per share was $7.19. The share price closed at $10.29. After reflecting the reinvestment of monthly distributions totaling $1.90 per share, the Fund achieved a total investment return at market value of 66.98% for the year ended December 31, 2009.

ECONOMIC AND MARKET SUMMARY

The economy and financial markets reached bottom at the end of March, and both have managed a partial recovery during the rest of the year. Economic health has shown consistent improvement in the last three quarters. Gross Domestic Product ("GDP") measured (5.5%), (0.7%), and 2.2% for the first three quarters respectively. Economists are expecting even stronger positive growth in the 4th quarter. However, many of the systemic problems that created the most severe recession in half a century still remain to one degree or another. Most observers agree that the strong, though controversial intervention by the government in the form of the Troubled Asset Relief Program, the government stimulus package, and other programs to subsidize the severely damaged real estate markets over the last year has averted a full blown depression. The programs aimed at supporting the residential real estate market, originally set to expire in 2009, have been extended into 2010. The Fed's program to purchase of $1.25 trillion of mortgage-backed securities was extended through March 2010, and the tax credit program for first-time homebuyers was extended into the first half of 2010. Both of these programs have aided the crippled residential real estate industry in making a tentative recovery. There are, however, significant headwinds remaining. Residential foreclosures reached a record 2.8 million in 2009, and there are more to come in 2010. Separately, the commercial real estate industry, approximately one-third the size of the residential market, is headed for a round of mid-term loan renewals in the next 24 months in an environment where commercial real estate prices are down over (40%) since October 2007. Given the tenuous state of economic recovery, there remains significant uncertainty regarding the ability of the economy to sustain a continued recovery in the absence of federal assistance.

The equity markets, which are typically leading indicators, have been more robust in their recovery. The major market indices and most sectors of the financial markets have shown very strong growth following the lows at the end of the first quarter. However, a significant part of this growth has been fueled from two sources, first, a natural reaction to what was later perceived as a panic-driven, over-sold market in 2008 and the first quarter of 2009, and second, the effects of various forms of government stimulus which propped up consumers and businesses through deficit spending. By the end of the year following a strong run, equity valuations seem to have reached a plateau. Although earnings and productivity recovered in many business sectors, it has been observed that these results owe more to very strong cost control measures, through reduction of inventories and personnel layoffs, rather than renewed consumer demand. It remains unclear whether the economy can sustain these positive trends after government stimulus is withdrawn.

For the time being, the Federal Reserve has been aggressive in its monetary policy. Short-term interest rates have remained near zero with the federal funds rate set between 0% and 0.25%. Although many have voiced concern over the latent inflationary pressures of the excess liquidity resulting from the Fed's policies, inflation has remained subdued, and the Fed has indicated that it does not anticipate a change in monetary policy until the recovery shows signs of sustaining itself through normal economic activity.

--------------------------------------------------------------------------------
ii

MANAGED DISTRIBUTION POLICY

The Fund has maintained its policy of regular distributions to shareholders which continues to be popular with investors. These distributions are not tied to the Fund's investment income and capital gains and do not represent yield or investment return on the Fund's portfolio. The policy of maintaining regular monthly distributions is designed to enhance shareholder value by increasing liquidity for individual investors and providing greater flexibility to manage their investment in the Fund. As always, shareholders have the option of taking their distributions in cash or reinvesting them in shares of the Fund pursuant to the Fund's reinvestment plan.

Pursuant to the Fund's distribution policy, the monthly distribution amount for the year 2010 was reset to $0.1213 per share. The Board of Directors approved a distribution percentage of 21% of net assets for the calendar year 2010; under this policy this annual percentage rate was applied to the Fund's NAV at the end of October, 2009 in order to determine the monthly distribution amount for 2010. The Board of Directors believes that the Fund's distribution policy maintains a stable, high rate of distribution for shareholders. As always, the monthly distributions are reviewed and approved periodically by the Board throughout the year and are subject to change at the discretion of the Board. In addition, shareholders should read the disclosure notes in the Fund's report for details on the Fund's distribution policy and reinvestment plan.

As in previous years, shareholders receive a final determination of the total distribution attributable to income, capital gains, or return-of-capital after the end of each year. The allocation among these categories may vary greatly from year to year. In any given year, there can be no guarantee that the Fund's investment returns will exceed the amount of the distributions. To the extent that the amount of distributions taken in cash exceeds the total net investment returns of the Fund, the assets of the Fund will decline. If the total net investment returns exceed the amount of cash distributions, the assets of the Fund will increase. Either way, the Fund's individual shareholders have complete flexibility to take their distributions in cash or to reinvest in Fund shares through the Fund's reinvestment plan, and they can change this election as often as they desire.

Under the managed distribution policy, the Fund makes monthly distributions to shareholders at a rate that may include periodic distributions of its net income and net capital gains, ("Net Earnings"), or from return-of-capital. For any fiscal year where total cash distributions exceeded Net Earnings (the "Excess"), the Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing the Fund's expense ratio. There is a risk that the total Net Earnings from the Fund's portfolio would not be great enough to offset the amount of cash distributions paid to Fund shareholders. If this were to be the case, the Fund's assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund's investment objective.

OUTLOOK

The Federal Reserve, the Treasury, and most economists have consistently noted that the economy is still frail and that the recovery in 2010 will be slow. Financial institutions will face continued challenges in dealing with remaining over-valued assets, continuing residential real estate foreclosures, and forthcoming

--------------------------------------------------------------------------------
                                                                             iii

LETTER FROM THE FUND'S PRESIDENT (CONCLUDED)

commercial property loan renewals. Economists are predicting GDP growth in 2010 between 2% and 3%. After the substantial recovery in the financial markets during 2009, many now expect a correction in the range of 5% to 10% before continuing in recovery. Investors are still holding a tremendous amount of cash, but most will probably remain on the sidelines until employment, typically a lagging indicator, shows signs of improvement. Unemployment, which currently stands at 10%, is expected to move upward during the 1st quarter of 2010 before growth in employment begins to turn positive sometime within the next six months. Recovery to nominal full employment is expected to take another eighteen to twenty-four months. Businesses need to begin rehiring personnel and restocking seriously depleted inventories before investors have full confidence in self-sustaining growth. We hope and anticipate that these trends will become established by the middle of 2010.

As you know, the Fund's holdings represent a widely diversified portfolio of predominantly large-cap companies. We believe the large-cap sector tends to show a greater degree of defensive strength than other sectors of the market during periods of adverse market activity. In addition to this, the investment manager attempts to enhance portfolio performance by taking advantage of temporary and occasional pricing inefficiencies in certain securities. The availability and magnitude of such opportunities are unpredictable, and their effect on possible portfolio performance may vary considerably from year to year. We remain confident that the Fund's portfolio is well-structured to weather the current market volatility and to participate in the recovery when it occurs.

The Fund's Board of Directors, its officers, and its investment manager are very conscious of the fact that investors have placed their trust in us. Thank you for your support. We know you have a choice, and we look forward to continuing our service to you in the future.

Sincerely,


/s/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw
President





IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTICAND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

THIS LETTER FROM THE FUND'S PRESIDENT IS NOT A PART OF THE ANNUAL REPORT TO SHAREHOLDERS THAT FOLLOWS.

--------------------------------------------------------------------------------
iv

CONTENTS


Portfolio Summary                                                              1

Summary Schedule of Investments                                                2

Statement of Assets and Liabilities                                            4

Statement of Operations                                                        5

Statement of Changes in Net Assets                                             6

Financial Highlights                                                           7

Notes to Financial Statements                                                  8

Report of Independent Registered Public Accounting Firm                       14

Results of Meeting of Stockholders                                            15

Tax Information                                                               16

Additional Information Regarding the Fund's Directors
  and Corporate Officers                                                      17

Description of Dividend Reinvestment Plan                                     20

Proxy Voting and Portfolio Holdings Information                               22

Privacy Policy Notice                                                         22

Summary of General Information                                                23

Shareholder Information                                                       23


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2009 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION

                                                                Percent of
Sector                                                          Net Assets
--------------------------------------------------------------------------------
Information Technology                                             18.7
--------------------------------------------------------------------------------
Financials                                                         11.7
--------------------------------------------------------------------------------
Healthcare                                                         11.4
--------------------------------------------------------------------------------
Energy                                                             10.7
--------------------------------------------------------------------------------
Consumer Staples                                                   10.6
--------------------------------------------------------------------------------
Closed-End Funds                                                   10.0
--------------------------------------------------------------------------------
Industrials                                                         8.6
--------------------------------------------------------------------------------
Consumer Discretionary                                              8.5
--------------------------------------------------------------------------------
Utilities                                                           3.5
--------------------------------------------------------------------------------
Materials                                                           3.4
--------------------------------------------------------------------------------
Telecommunication Services                                          2.8
--------------------------------------------------------------------------------
Other                                                               0.1
--------------------------------------------------------------------------------



TOP TEN HOLDINGS, BY ISSUER

                                                                  Percent of
Holding                                        Sector              Net Assets
--------------------------------------------------------------------------------
 1. Exxon Mobil Corporation                    Energy                 3.3
--------------------------------------------------------------------------------
 2. Google, Inc. - Class A              Information Technology        3.0
--------------------------------------------------------------------------------
 3. Adams Express Company (The)             Closed-End Funds          2.9
--------------------------------------------------------------------------------
 4. JPMorgan Chase & Company                   Financials             2.5
--------------------------------------------------------------------------------
 5. Wal-Mart Stores, Inc.                   Consumer Staples          2.4
--------------------------------------------------------------------------------
 6. Microsoft Corporation               Information Technology        2.1
--------------------------------------------------------------------------------
 7. Apple, Inc.                         Information Technology        2.1
--------------------------------------------------------------------------------
 8. Procter & Gamble Company (The)         Consumer Staples           1.9
--------------------------------------------------------------------------------
 9. General Electric Company                  Industrials             1.8
--------------------------------------------------------------------------------
10. Johnson & Johnson                          Healthcare             1.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                               1

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC
SUMMARY SCHEDULE OF INVESTMENTS - DECEMBER 31, 2009
--------------------------------------------------------------------------------

                                                        No. of
Description                                             Shares           Value
--------------------------------------------------------------------------------
EQUITY SECURITIES - 99.98%
CLOSED-END FUNDS - 9.99%
CORE - 5.66%
  Adams Express Company (The) (a)                        59,400     $    599,940
  Liberty All-Star Equity Fund                           37,000          160,210
  Liberty All-Star Growth Fund                           86,075          289,212
  Other Core (b)                                                         104,136
                                                                    ------------
                                                                       1,153,498
                                                                    ------------
DEVELOPED MARKET - 0.33%
  Total Developed Market (b)                                              68,120
                                                                    ------------
HIGH CURRENT YIELD (LEVERAGED) - 0.11%
  Total High Current Yield (Leveraged) (b)                                23,440
                                                                    ------------
INCOME & PREFERRED STOCK - 0.25%
  Total Income & Preferred Stock (b)                                      51,750
                                                                    ------------
OPTION ARBITRAGE/OPTIONS STRATEGIES - 1.37%
  NFJ Dividend, Interest & Premium Strategy Fund         19,000          280,250
                                                                    ------------
REAL ESTATE - 0.46%
  Total Real Estate (b)                                                   93,450
                                                                    ------------
SECTOR EQUITY - 1.50%
  H&Q Healthcare Investors                               14,400          170,928
  Other Sector Equity (b)                                                134,310
                                                                    ------------
                                                                         305,238
                                                                    ------------
U.S. MORTGAGE - 0.31%
  Total U.S. Mortgage (b)                                                 62,939
                                                                    ------------

TOTAL CLOSED-END FUNDS                                                 2,038,685
                                                                    ------------
CONSUMER DISCRETIONARY - 8.53%
  DIRECTV Group, Inc. (The) - Class A *                   4,000          133,400
  Home Depot, Inc. (The)                                  5,000          144,650
  NIKE, Inc. - Class B                                    2,500          165,175
  Walt Disney Company (The) ^                             5,000          161,250
  Other Consumer
  Discretionary ^ (b)                                                  1,135,702
                                                                    ------------
                                                                       1,740,177
                                                                    ------------



                                                        No. of
Description                                             Shares           Value
--------------------------------------------------------------------------------
CONSUMER STAPLES - 10.55%
  Coca-Cola Company (The)                               5,000 $          285,000
  Philip Morris International, Inc.                       3,500          168,665
  Procter & Gamble Company (The)                          6,472          392,397
  Walgreen Company                                        4,100          150,552
  Wal-Mart Stores, Inc.                                   9,000          481,050
  Other Consumer Staples ^ (b)                                           674,617
                                                                    ------------
                                                                       2,152,281
                                                                    ------------
ENERGY - 10.70%
  Chevron Corporation                                     3,500          269,465
  Devon Energy Corporation ^                              2,500          183,750
  Exxon Mobil Corporation ^                              10,000          681,900
  Occidental Petroleum Corporation                        4,000          325,400
  Schlumberger Ltd. ^                                     3,000          195,270
  Other Energy (b)                                                       526,460
                                                                    ------------
                                                                       2,182,245
                                                                    ------------
FINANCIALS - 11.75%
  Bank of America Corporation                            10,521          158,446
  Goldman Sachs Group, Inc. (The)                         1,500          253,260
  JPMorgan Chase & Company                               12,200          508,374
  Travelers Companies, Inc. (The)                         3,092          154,167
  Wells Fargo & Company                                  11,000          296,890
  Other Financials ^ (b)                                               1,025,666
                                                                    ------------
                                                                       2,396,803
                                                                    ------------
HEALTHCARE - 11.39%
  Abbott Laboratories                                     3,000          161,970
  Amgen, Inc. *                                           3,000          169,710
  Baxter International, Inc.                              2,500          146,700
  Johnson & Johnson                                       5,500          354,255
  McKesson Corporation                                    2,500          156,250
  Medtronic, Inc.                                         4,500          197,910
  Pfizer, Inc.                                           14,462          263,064
  Other Health Care ^ (b)                                                874,565
                                                                    ------------
                                                                       2,324,424
                                                                    ------------
INDUSTRIALS - 8.62%
  General Electric Company                               24,000          363,120
  Illinois Tool Works, Inc.                               3,500          167,965

--------------------------------------------------------------------------------
See accompanying notes to financial statements.
2

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC
SUMMARY SCHEDULE OF INVESTMENTS - DECEMBER 31, 2009 (CONCLUDED)
--------------------------------------------------------------------------------

                                                        No. of
Description                                             Shares           Value
--------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
  Lockheed Martin Corporation                             2,500     $    188,375
  Union Pacific Corporation                               2,500          159,750
  Other Industrials (b)                                                  879,524
                                                                    ------------
                                                                       1,758,734
                                                                    ------------
INFORMATION TECHNOLOGY - 18.66%
  Apple, Inc. *                                           2,000          421,719
  Cisco Systems, Inc. *                                  13,000          311,220
  Google, Inc. - Class A *                                1,000          619,980
  Hewlett-Packard Company                                 5,000          257,550
  Intel Corporation                                      16,000          326,400
  International Business
  Machines Corporation                                    2,200          287,980
  Microsoft Corporation                                  14,000          426,860
  Oracle Corporation                                     12,600          309,204
  QUALCOMM, Inc.                                          3,800          175,788
  Other Information Technology ^ (b)                                     669,142
                                                                    ------------
                                                                       3,805,843
                                                                    ------------
MATERIALS - 3.41%
  E.I. Du Pont de
  Nemours & Company                                       4,800          161,616
  Freeport-McMoRan
  Copper & Gold, Inc.                                     2,500          200,725
  Monsanto Company                                        2,000          163,500
  Other Materials (b)                                                    168,900
                                                                    ------------
                                                                         694,741
                                                                    ------------
REAL ESTATE INVESTMENT TRUST - 0.01%
  Total Real Estate
  Investment Trust ^ (b)                                                   1,277
                                                                    ------------
TELECOMMUNICATION SERVICES - 2.84%
  AT&T, Inc.                                             11,089          310,825
  Verizon Communications, Inc.                            7,500          248,475
  Other Telecommunication
  Services (b)                                                            21,050
                                                                    ------------
                                                                         580,350
                                                                    ------------
UTILITIES - 3.53%
  Other Utilities ^ (b)                                                  721,061
                                                                    ------------
TOTAL EQUITY SECURITIES
  (cost - $21,147,954)                                                20,396,621
                                                                    ------------



                                                        No. of
Description                                             Shares           Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 12.73%
MONEY MARKET SECURITY - 2.19%
  JPMorgan U.S. Government Money Market Fund            446,588     $    446,588
                                                                    ------------
                                                     Principal
                                                       Amount
                                                       (000's)
                                                     ---------
REPURCHASE AGREEMENTS - 10.54%
  J.P. Morgan Securities Inc.+++
   (Agreement dated 12/31/2009
   to be repurchased at $2,142,166)                $      2,142        2,142,128
                                                                    ------------
  J.P. Morgan Securities Inc.+
   (Agreement dated 12/31/2009
   to be repurchased at $6,881)                               7            6,881
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost - $2,595,597)                                                  2,595,597
                                                                    ------------
TOTAL INVESTMENTS - 112.71%
  (cost - $23,743,551)                                                22,992,218
                                                                    ------------

LIABILITIES IN EXCESS OF OTHER ASSETS - (12.71)%                      (2,592,279)
                                                                    ------------

NET ASSETS - 100.00%                                                $ 20,399,939
                                                                    ============

----------
   (a)  Affiliated investment. The Fund holds 2.94% (based on net assets) of
        Adams Express Company. A Director of the Fund also serves as a director to such company. During the year ended December 31, 2009 the Fund had no purchases but sold 13,600 shares of this security.

   (b) Represents issuers not identified as a top 50 holding in terms of market value and issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, as December 31, 2009.

   *    Non-income producing security.

   ^    Security or a portion thereof is out on loan.

   + The maturity date for all repurchase agreements held was January 4, 2010, with interest rates ranging from 0.01% to 0.16% and collateralized by $2,218,562 in U.S. Treasury Notes maturing August 15, 2018. Stated interest rate, before rebate earned by borrower of securities on loan.

   ++ Represents investment purchased with collateral received for securities on loan.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
                                                                               3
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--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2009
--------------------------------------------------------------------------------
ASSETS

Investments, at value, including collateral for securities on loan of $2,142,128:
  Unaffiliated issuers (cost - $23,050,861)(1)                      $ 22,392,278
  Affiliated issuer (cost - $692,690)                                    599,940
                                                                    ------------
  Total investments (cost - $23,743,551)                              22,992,218
Receivables:
  Securities sold                                                        121,567
  Dividends                                                               36,939
Prepaid expenses                                                           1,829
                                                                    ------------
Total Assets                                                          23,152,553
                                                                    ------------

LIABILITIES

Payables:
  Upon return of securities loaned                                     2,142,128
  Dividends                                                              397,102
  Securities purchased                                                   124,090
  Investment management fees                                              22,352
  Directors' fees                                                         13,480
  Other accrued expenses                                                  53,462
                                                                    ------------
Total Liabilities                                                      2,752,614
                                                                    ------------
NET ASSETS (applicable to 2,838,558 shares of
  common stock outstanding)                                         $ 20,399,939
                                                                    ============
NET ASSET VALUE PER SHARE ($20,399,939
  (division) 2,838,558)                                             $       7.19
                                                                    ============

NET ASSETS CONSISTS OF

Common stock, $0.001 par value; 2,838,558 shares
  issued and outstanding (100,000,000 shares authorized)            $      2,839
Paid-in capital                                                       25,072,311
Accumulated net realized loss on investments                          (3,923,878)
Net unrealized depreciation in value of investments                     (751,333)
                                                                    ------------
Net assets applicable to shares outstanding                         $ 20,399,939
                                                                    ============

----------
  (1) Includes securities out on loan to brokers with a market value of
      $2,079,502.

--------------------------------------------------------------------------------
See accompanying notes to financial statements.
4
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--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2009
--------------------------------------------------------------------------------


INVESTMENT INCOME

Income:
  Dividends (including $9,983 earned from affiliated issuers)       $   490,586
  Securities lending                                                      2,003
                                                                    -----------
  Total Investment Income                                               492,589
                                                                    -----------

Expenses:
  Legal and audit fees                                                  223,718
  Investment management fees                                            195,144
  Directors' fees                                                        59,908
  Accounting fees                                                        36,013
  Administration fees                                                    31,009
  Transfer agent fees                                                    27,657
  Printing                                                               26,500
  Custodian fees                                                         10,001
  Insurance                                                               5,455
  Stock exchange listing fees                                             5,001
  Miscellaneous                                                           4,456
                                                                    -----------
  Total Expenses                                                        624,862
  Less: Management fee waivers                                          (62,127)
  Less: Fees paid indirectly                                            (23,773)
                                                                    -----------
   Net Expenses                                                         538,962
                                                                    -----------
  Net Investment Loss                                                   (46,373)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

Net realized gain from unaffilated investments
  and foreign currency                                                   76,630
Net realized loss from affilated investments                            (89,026)
Net change in unrealized depreciation in value of
  investments and foreign currency                                    3,681,512
                                                                    -----------
Net realized and unrealized gain on investments
  and foreign currency                                                3,669,116
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 3,622,743
                                                                    ===========

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
                                                                               5


--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the Year Ended December 31,
                                                                       2009            2008
                                                                   ------------    ------------
DECREASE IN NET ASSETS

Operations:
  Net investment income/(loss)                                     $    (46,373)   $    334,663
  Net realized loss from investments                                    (12,396)     (2,308,252)
  Net change in unrealized appreciation/(depreciation)
   in value of investments                                            3,681,512     (12,967,513)
                                                                   ------------    ------------
   Net increase/(decrease) in net assets resulting
      from operations                                                 3,622,743     (14,941,102)
                                                                   ------------    ------------
Dividends and distributions to shareholders:
  Net investment income                                                    --          (334,663)
  Return-of-capital                                                  (5,317,678)    (10,218,473)
                                                                   ------------    ------------
   Total dividends and distributions to shareholders                 (5,317,678)    (10,553,136)
                                                                   ------------    ------------
Common stock transactions:
  Cash in lieu of fractional shares from the reverse stock split           --              (542)
  Proceeds from 64,854 and 102,212 shares newly issued in
   reinvestment of dividends and distributions, respectively            590,254       1,588,319
                                                                   ------------    ------------
  Total common stock transactions                                       590,254       1,587,777
                                                                   ------------    ------------
   Total decrease in net assets                                      (1,104,681)    (23,906,461)
                                                                   ------------    ------------
NET ASSETS
Beginning of year                                                    21,504,620      45,411,081
                                                                   ------------    ------------

End of year                                                        $ 20,399,939    $ 21,504,620
                                                                   ============    ============

--------------------------------------------------------------------------------
See accompanying notes to financial statements.
6

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                       For the Years Ended December 31,*
                                                 ---------------------------------------------------------------------
                                                   2009           2008           2007           2006           2005
                                                 --------       --------       --------       --------       --------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of year               $   7.75       $  17.00       $  20.28       $  21.82       $  25.56
                                                 --------       --------       --------       --------       --------

Net investment income/(loss) #                      (0.02)          0.12           0.14           0.18           0.12
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions                               1.31          (5.64)          0.64           2.50           0.36
                                                 --------       --------       --------       --------       --------
Net increase/(decrease) in net assets
  resulting from operations and
  foreign currency related transactions              1.29          (5.52)          0.78           2.68           0.48
                                                 --------       --------       --------       --------       --------
Dividends and distributions to shareholders:
  Net investment income                           --               (0.12)         (0.14)         (0.18)         (0.12)
  Net realized capital gains                      --             --               (0.06)       --             --
  Return-of-capital                                 (1.90)         (3.77)         (4.08)         (4.04)         (4.10)
                                                 --------       --------       --------       --------       --------
  Total dividends and distributions to
   shareholders                                     (1.90)         (3.89)         (4.28)         (4.22)         (4.22)
                                                 --------       --------       --------       --------       --------
Common stock transactions:
  Anti-dilutive effect due to shares issued in
   reinvestment of dividends and distributions       0.05           0.16           0.22        --             --
                                                 --------       --------       --------       --------       --------
Net asset value, end of year                     $   7.19       $   7.75       $  17.00       $  20.28       $  21.82
                                                 ========       ========       ========       ========       ========
Market value, end of year                        $  10.29       $   7.60       $  19.60       $  39.24       $  29.30
                                                 ========       ========       ========       ========       ========
Total investment return (a)                         66.98%        (49.30)%       (40.97)%        64.15%         (2.07)%
                                                 ========       ========       ========       ========       ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted)            $ 20,400       $ 21,505       $ 45,411       $ 52,379       $ 54,194
Ratio of expenses to average net assets,
  net of fee waivers, if any (b)                     2.76%          1.67%          1.49%          1.44%          1.47%
Ratio of expenses to average net assets,
  excluding fee waivers, if any (c)                  3.20%          1.94%          1.53%          1.50%          1.52%
Ratio of expenses to average net assets,
  net of fee waivers, if any (c)                     2.88%          1.77%          1.52%          1.50%          1.50%
Ratio of net investment income/(loss) to
  average net assets                                (0.24)%         0.98%          0.74%          0.82%          0.53%
Portfolio turnover rate                             13.24%         15.61%         11.00%         11.29%          9.84%

--------------------------------------------------------------------------------
   *    Effective December 23, 2008, a reverse stock split of 1:2 occurred. All per share amounts have been restated according to the terms of the split. # Based on average shares outstanding.

   (a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

   (b) Expenses are net of fees paid indirectly. (c) Expenses exclude the reduction for fees paid indirectly.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
                                                                               7

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. ORGANIZATION

Cornerstone Total Return Fund, Inc. (the "Fund") was incorporated in New York on March 16, 1973 and commenced investment operations on May 15, 1973. Its investment objective is to seek capital appreciation with current income as a secondary objective by investing primarily in U.S. and non-U.S. companies. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

MANAGEMENT ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SUBSEQUENT EVENTS: The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through February 24, 2010, the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of December 31, 2009.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. Readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued at the closing price.

Readily marketable securities traded in the over-the counter market, including listed securities whose primary market is believed by Cornerstone Advisors, Inc. (the "Investment Manager" or "Cornerstone") to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board of Directors deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

At December 31, 2009, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the NYSE Alternext US LLC is closed.

The Fund is exposed to financial market risks, including the valuations of its investment portfolio. For the year ended December 31, 2009, the Fund did not engage in derivative instruments and other hedging activities.

Repurchase Agreements: The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone considers creditworthy. The seller under a

--------------------------------------------------------------------------------
8

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of December 31, 2009, the Fund does not have any interest or penalties associated with the under-payment of any income taxes. Management reviewed any uncertain tax positions for open tax years 2006 through 2009. The Fund has had discussions with the Internal Revenue Service's New York Regional Office regarding a technical tax issue relating to whether the Fund's historic dividend reinvestment plan may have resulted in a violation of certain Subchapter M requirements of the Internal Revenue Code for certain prior tax years. The Fund and the Internal Revenue Service have reached a tentative agreement to resolve this matter through the issuance of a closing letter that, if finalized in its current form, will avoid material negative tax impact to the Fund. Pursuant to this tentative agreement, the Investment Manager will be responsible for paying any amount owing to the Internal Revenue Service. There was no material impact to the financial statements or, other than as described herein, the disclosures thereto as a result of the adoption of this pronouncement.

DISTRIBUTIONS TO SHAREHOLDERS: Effective January 2002, the Fund initiated a fixed, monthly distribution to shareholders. On November 29, 2006, this distribution policy was updated to provide for the annual resetting of the monthly distribution amount per share based on the Fund's net asset value on the last business day in each October. The terms of the distribution policy will be reviewed and approved at least annually by the Fund's Board of Directors and can be modified at their discretion. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long-term capital gains or a tax-free return-of-capital. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund's investment portfolio. The Fund plans to maintain this distribution policy even if regulatory requirements would make part of a return-of-capital, necessary to maintain the distribution, taxable to shareholders and to disclose that portion of the distribution that is classified as ordinary income. Although it has no current intention to do so, the Board may terminate this distribution policy at any time and such termination may have an adverse effect on the market price for the Fund's common shares. The Fund determines annually whether to distribute any

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. To the extent that the Fund's taxable income in any calendar year exceeds the aggregate amount distributed pursuant to this distribution policy, an additional distribution may be made to avoid the payment of a 4% U.S. federal excise tax, and to the extent that the aggregate amount distributed in any calendar year exceeds the Fund's taxable income, the amount of that excess may constitute a return-of-capital for tax purposes. A return-of-capital distribution reduces the cost basis of an investor's shares in the Fund. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

MANAGED DISTRIBUTION RISK: Under the managed distribution policy, the Fund makes monthly distributions to shareholders at a rate that may include periodic distributions of its net income and net capital gains, ("Net Earnings"), or from return-of-capital. For any fiscal year where total cash distributions exceeded Net Earnings (the "Excess"), the Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing the Fund's expense ratio. There is a risk that the total Net Earnings from the Fund's portfolio would not be great enough to offset the amount of cash distributions paid to Fund shareholders. If this were to be the case, the Fund's assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund's investment objective.

NOTE C. FAIR VALUE

As required by the Fair Value Measurement and Disclosures Topic of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

   o Level 1 - quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

   o Level 2 - quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

   o Level 3 - model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund's own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments carried at value:

                                            INVESTMENTS IN   OTHER FINANCIAL
VALUATION INPUTS                              SECURITIES      INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 - Quoted Prices
  Equity Investments                          $20,396,621          --
  Short-Term Investments                        2,595,597          --
Level 2 - Other Significant
  Observable Inputs                                  --            --
Level 3 - Significant
  Unobservable Inputs                                --            --
                                              -----------     -----------
Total                                         $22,992,218          --
                                              ===========     ===========

------
* Other financial instruments include futures, forwards and swap contracts.

--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2009.

NEW ACCOUNTING PRONOUNCEMENT: In January 2010, the FASB Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

NOTE D. AGREEMENTS

Certain officers of the Fund are also officers of Cornerstone or Ultimus Fund Solutions, LLC ("Ultimus"). Such officers are paid no fees by the Fund for serving as officers of the Fund.

INVESTMENT MANAGEMENT AGREEMENT

Cornerstone serves as the Fund's Investment Manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund, an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. During the year ended December 31, 2009, Cornerstone voluntarily agreed to waive its management fees from the Fund to the extent that the Fund's net monthly operating expenses (including basic legal fees but excluding other legal and extraordinary expenses) exceed a monthly rate of 0.125% of average net assets. For the year ended December 31, 2009, Cornerstone earned $195,144 for investment management services, of which it waived $62,127. Effective July 1, 2009 the Investment Manager discontinued such undertaking.

Included in the Statement of Operations, under the caption Fees paid indirectly, are expense offsets of $23,773 arising from credits earned on portfolio transactions executed with brokers, pursuant to directed brokerage arrangements.

ADMINISTRATION AGREEMENT

Under the terms of the Administration Agreement, Ultimus supplies executive, administrative and regulatory services for the Fund. Ultimus supervises the preparation of reports to stockholders for the Fund, reports to and filings with the Securities and Exchange Commission and materials for meetings of the Board of Directors. For these services, the Fund pays Ultimus a monthly fee at an annual rate of 0.100% of its average daily net assets up to $250 million and 0.075% of such assets in excess of $250 million, subject to an annual minimum fee of $50,000. Currently, Ultimus has agreed to discount the annual minimum fee to $30,000. This arrangement will remain in place until an amended fee is agreed upon by the Fund and Ultimus.

FUND ACCOUNTING AGREEMENT

Under the terms of the Fund Accounting Agreement, Ultimus calculates the net asset value per share and maintains the financial books and records of the Fund. For the performance of these services, the Fund pays Ultimus a base fee of $2,500 per month plus an asset based fee of 0.010% of the first $500 million of average daily net assets and 0.005% of such assets in excess of $500 million.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE E. AFFILIATED INVESTMENTS

Transactions in affiliates for the year ended December 31, 2009 were as follows:

                                                   ADAMS           PETROLEUM &
                                                  EXPRESS           RESOURCES
                                                  COMPANY          CORPORATION
                                                 ---------         -----------
Market value at beginning of year                $ 586,190          $  58,170
                                                 =========          =========

Shares at beginning of year                         73,000              3,000
Shares purchased during the year                      --                 --
Shares sold during the year                        (13,600)            (3,000)
                                                 ---------          ---------
Shares at end of year                               59,400               --
                                                 =========          =========
Dividend income earned during the year           $   9,743          $     240
                                                 =========          =========
Cost of purchases during the year                     --                 --
Proceeds from sales during the year              $ 110,433          $  57,019
Net realized gain/(loss) during the year         $ (45,395)         $ (43,631)
Market value at end of year                      $ 599,940               --

NOTE F. INVESTMENT IN SECURITIES

For the year ended December 31, 2009, purchases and sales of securities, other than short-term investments, were $6,920,570 and $11,348,120 respectively.

NOTE G. SHARES OF COMMON STOCK

The Fund has 15,000,000 shares of common stock authorized and 2,838,558 shares outstanding at December 31, 2009. Transactions in common stock for the year ended December 31, 2009 were as follows:

Shares at beginning of year                             2,773,704
Shares newly issued in reinvestment
  of dividends and distributions                           64,854
                                                        ---------
Shares at end of year                                   2,838,558
                                                        =========

NOTE H. SHARE REPURCHASE PROGRAM

As has been done in the past to enhance shareholder value, pursuant to Section 23 of the Investment Company Act of 1940, as amended, the Fund may again in the future purchase shares of its common stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares. The Fund had no repurchases during the year ended December 31, 2009. No limit has been placed on the number of shares to be repurchased by the Fund other than those imposed by federal securities laws.

To the extent such purchases are made they will be in accordance with federal securities laws, with shares repurchased held in treasury for future use by the Fund.

NOTE I. SECURITIES LENDING

To generate additional income, the Fund may lend up to 331/3% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount.

--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

The market value of securities on loan to brokers at December 31, 2009, was $2,079,502. During the year ended December 31, 2009, the Fund earned $2,003 in securities lending income which is included under the caption Securities lending in the Statement of Operations.

NOTE J. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

The tax character of dividends and distributions paid during the years ended December 31, for the Fund were as follows:

             Ordinary Income                     Return-of-Capital
          -----------------------         ------------------------------
          2009             2008               2009               2008
          ----             ----               ----               ----
            --           $334,663         $5,317,678         $10,218,473

At December 31, 2009 the components of accumulated deficit on a tax basis, for the Fund were as follows:

Accumulated net realized loss                          $(3,905,676)
Net unrealized depreciation                               (769,535)
                                                       -----------
Total accumulated deficit                              $(4,675,211)
                                                       ===========

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2009, the Fund decreased net investment loss by $46,373, decreased net realized loss by $1,168,261 and decreased paid capital by $1,214,634. Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). The Fund incurred no such loss.

At December 31, 2009, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $3,905,676, of which $425,706 expires in 2011, $358,321 expires in 2012, $420,772 expires in 2013, $57,090 expires in 2014, $2,382,884 expires in 2016 and $260,903 expires in 2017.

At December 31, 2009, the identified cost for federal income tax purposes, as well as the gross unrealized appreciationfrominvestmentsforthosesecuritieshaving an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $23,761,753, $1,478,822, $(2,248,357), and
$(769,535), respectively.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Cornerstone Total Return Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Cornerstone Total Return Fund, Inc., including the summary schedule of investments as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cornerstone Total Return Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Tait, Weller & Baker LLP
Philadelphia, Pennsylvania
February 24, 2010



--------------------------------------------------------------------------------
14

RESULTS OF MEETING OF STOCKHOLDERS (UNAUDITED)

On October 14, 2009, the Annual Meeting of Stockholders of Cornerstone Total Return Fund, Inc. was held and the following matter was voted upon based on 2,813,692 shares of common stock outstanding on August 14, 2009:

(1) To approve the re-election of six Trustees until the 2010 Annual Meeting.

NAME OF DIRECTORS                             FOR                   WITHHOLD
-----------------                             ---                   --------
Ralph W. Bradshaw                          2,339,347                 80,840
Thomas H. Lenagh                           2,338,266                 81,921
Edwin Meese III                            2,317,330                102,857
Scott B. Rogers                            2,342,845                 77,342
Andrew A. Strauss                          2,332,727                 87,460
Glenn W. Wilcox, Sr.                       2,338,985                 81,202






--------------------------------------------------------------------------------

2009 TAX INFORMATION (UNAUDITED)

Cornerstone Total Return Fund, Inc. (the "Fund") is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2009) as to the federal tax status of the distributions received by the Fund's stockholders in respect of such fiscal year. The $5,317,678 in distributions paid to shareholders in respect of such year, represented a total return-of-capital. As indicated in this notice, the entire amount of the Fund's distributions for 2009 were comprised of a return-of-capital; accordingly these distributions do not represent yield or investment return on the Fund's portfolio.


                                        SOURCES OF DIVIDENDS AND DISTRIBUTIONS
                                                (PER SHARE AMOUNTS)

Payment Dates:            1/30/09       2/27/09      3/31/09      4/30/09       5/29/09      6/30/09
                         --------      --------     --------     --------      --------     --------
Return-of-Capital(1)     $ 0.1580      $ 0.1580     $ 0.1580     $ 0.1580      $ 0.1580     $ 0.1580
                         --------      --------     --------     --------      --------     --------
Payment Dates:            7/31/09       8/31/09      9/30/09     10/30/09      11/30/09     12/31/09
                         --------      --------     --------     --------      --------     --------
Return-of-Capital(1)     $ 0.1580      $ 0.1580     $ 0.1580     $ 0.1580      $ 0.1580     $ 0.1580
                         --------      --------     --------     --------      --------     --------

---------

   (1) Return-of-capital- This is the per share amount of return-of-capital, or sometimes called nontaxable, distributions reported in Box 3 - under the title "Nondividend distributions" - on Form 1099-DIV. This not be reported as taxable income on your current amount should return. Rather, it should be treated as a reduction in the original cost basis of your investment in the Fund.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.





--------------------------------------------------------------------------------
16


ADDITIONAL INFORMATION
REGARDING THE FUND'S DIRECTORS AND CORPORATE OFFICERS (UNAUDITED)

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS IN
NAME AND                                                                            POSITION     FUND COMPLEX
ADDRESS*              POSITION(S)        PRINCIPAL OCCUPATION                       WITH FUND    OVERSEEN BY
(BIRTH DATE)          HELD WITH FUND     OVER LAST 5 YEARS                          SINCE        DIRECTORS
----------------------------------------------------------------------------------------------------------------
Ralph W.              Chairman of        President, Cornerstone Advisors, Inc.;     2001         3
Bradshaw**            the Board of       Financial Consultant; President and
(Dec. 1950)           Directors and      Director of Cornerstone Strategic
                      President          Value Fund, Inc.; President and Trustee
                                         of Cornerstone Progressive Return Fund.

Thomas H.             Director; Audit,   Director of Cornerstone Strategic Value    2002         3
Lenagh                Nominating         Fund, Inc.; Trustee of Cornerstone
(Nov. 1924)           and Corporate      Progressive Return Fund; Director of
                      Governance         Adams Express Company, Petroleum
                      Committee          & Resources Corporation and PPGI
                      Member             Industries.

Edwin                 Director; Audit,   Distinguished Fellow, The Heritage         2001         3
Meese III             Nominating         Foundation Washington D.C.;
(Dec. 1931)           and Corporate      Distinguished Visiting Fellow at the
                      Governance         Hoover Institution, Stanford University;
                      Committee          Senior Adviser, Revelation L.P.; Director
                      Member             of Cornerstone Strategic Value Fund, Inc.;
                                         Trustee of Cornerstone Progressive
                                         Return Fund.

Scott B. Rogers       Director; Audit,   Chairman, Board of Health Partners,        2001         3
(July 1955)           Nominating         Inc.; Chief Executive Officer, Asheville
                      and Corporate      Buncombe Community Christian
                      Governance         Ministry; and President, ABCCM
                      Committee          Doctor's Medical Clinic; Appointee, NC
                      Member             Governor's Commission on Welfare to
                                         Work; Director of Cornerstone
                                         Strategic Value Fund, Inc.; Trustee of
                                         Cornerstone Progressive Return Fund.


--------------------------------------------------------------------------------


ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS
AND CORPORATE OFFICERS (UNAUDITED) (CONTINUED)
                                                                                                 Number of
                                                                                                 Portfolios in
Name and                                                                            Position     Fund Complex
Address*            Position(s)           Principal Occupation                      with Fund    Overseen by
(Birth Date)        Held with Fund        over Last 5 Years                         Since        Directors
--------------------------------------------------------------------------------------------------------------
Andrew A.           Director;             Attorney and senior member of Strauss &   2001         3
Strauss             Chairman of           Associates, P.A., Attorneys, Asheville and
(Nov. 1953)         Nominating            Hendersonville, NC; previous President
                    and Corporate         of White Knight Healthcare, Inc. and
                    Governance            LMV Leasing, Inc., a wholly owned
                    Committee and         subsidiary of Xerox Credit Corporation;
                    Audit Committee       Director of Cornerstone Strategic Value
                    Member                Fund, Inc.; Trustee of Cornerstone
                                          Progressive Return Fund.

Glenn W.            Director;             Chairman of the Board, Tower              2001         3
Wilcox, Sr.         Chairman of           Associates, Inc.; Chairman of the
(Dec. 1931)         Audit Committee,      Board and Chief Executive Officer of
                    Nominating            Wilcox Travel Agency, Inc.; Director of
                    and Corporate         Cornerstone Strategic Value Fund, Inc.;
                    Governance            Trustee of Cornerstone Progressive
                    Committee             Return Fund.
                    Member



--------------------------------------------------------------------------------
18


ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS
AND CORPORATE OFFICERS (UNAUDITED) (CONCLUDED)

Name and                                                                                            Position
Address*                   Position(s)             Principal Occupation                             with Fund
(Birth Date)               Held with Fund          over Last 5 Years                                Since
---------------------------------------------------------------------------------------------------------------
Gary A. Bentz              Chief Compliance        Chairman and Chief Financial Officer of          2004, 2008,
(June 1956)                Officer, Secretary,     Cornerstone Advisors, Inc.; previous             2009
                           and Assistant           Director, Vice President and Treasurer of
                           Treasurer               the Fund and Cornerstone Strategic Value
                                                   Fund, Inc., Financial Consultant, C.P.A., Chief
                                                   Compliance Officer, Secretary, and Assistant
                                                   Treasurer of Cornerstone Strategic Value
                                                   Fund, Inc. and Cornerstone Progressive Return
                                                   Fund.

William A. Clark           Vice President          Director and Stockholder of Cornerstone          2004
(Oct. 1945)                                        Advisors, Inc.; Vice President and former
                                                   Director of Cornerstone Strategic Value
                                                   Fund, Inc.; Vice President and former Trustee
                                                   of Cornerstone Progressive Return Fund;
                                                   Financial Consultant; former Director of
                                                   Investors First Fund, Inc.

Frank J. Maresca           Treasurer               Executive Vice President of Ultimus Fund         2009
(Oct. 1958)                                        Solutions, LLC (since March 2009); previous
                                                   Executive Director, JP Morgan Chase & Co.
                                                   (since June 2008); previous President of Bear
                                                   Stearns Funds Management, Inc.; previous
                                                   Senior Managing Director of Bear Stearns &
                                                   Co., Inc.; Treasurer of Cornerstone Strategic
                                                   Value Fund, Inc. and Cornerstone Progressive
                                                   Return Fund (since May 2009).

--------------------------------------------------------------------------------
   * The mailing address of each Director and/or Officer with respect to the Fund's operation is 260 Madison Ave., New York, NY 10016.

   ** Designates a director who is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended. Mr. Bradshaw is an interested person of the Fund by virtue of his current position with the Investment Advisor of the Fund.


--------------------------------------------------------------------------------

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN (UNAUDITED)

Cornerstone Total Return Fund, Inc. (the "Fund") operates a Dividend Reinvestment Plan (the "Plan"), sponsored and administered by American Stock Transfer & Trust Company (the "Agent"), pursuant to which the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund.

Shareholders automatically participate in the Fund's Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify their broker, or if a registered shareholder, the Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560. Such written notice must be received by the Agent prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the Plan. Under the Plan, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution the Agent, on the shareholder's behalf, will (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or (ii) purchase outstanding shares on the open market, on the NYSE Alternext US LLC or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

The method for determining the number of shares to be received when Distributions are reinvested will vary depending upon whether the net asset value of the Fund's shares is higher or lower than its market price. If the net asset value of the Fund's shares is lower than its market price, the number of Newly Issued Shares received will be determined by dividing the amount of the Distribution either by the Fund's net asset value per share or by 95% of its market price, whichever is higher. If the net asset value of the Fund's shares is higher than its market price, shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases.

Whenever the Fund declares a Distribution and the net asset value of the Fund's shares is higher than its market price, the Agent will apply the amount of such Distribution payable to Plan participants of the Fund in Fund shares (less such Plan participant's pro rata share of brokerage commissions incurred with respect to Open Market Purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Fund shares for such Plan participant's account. Such purchases will be made on or after the payable date for such Distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Agent may aggregate a Plan participant's purchases with the purchases of other Plan participants, and the average price (including brokerage commissions) of all shares purchased by the Agent shall be the price per share allocable to each Plan participant.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Distribution payment date. When a Participant withdraws from the Plan, or upon suspension or termination of the Plan at the sole discretion of the Fund's Board of Directors, certificates for whole shares credited to his or her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right

--------------------------------------------------------------------------------
20

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONCLUDED)

to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating in the Plan.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participants account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan.

All correspondence concerning the Plan should be directed to the Agent at P.O. Box 922, Wall Street Station, New York, New York 10269-0560. Certain transactions can be performed online at www.amstock.com or by calling the toll free number 877-864-4833.


--------------------------------------------------------------------------------

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how Cornerstone Total Return Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available by calling (513) 326-3597 or on the website of the Securities and Exchange Commission, http://www.sec.gov.

This report incorporates a Summary Schedule of Investments for the Fund. A complete Schedule of Investments for the Fund may be obtained free of charge by contacting the Fund at (513) 326-3597. The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-8090.

PRIVACY POLICY NOTICE (UNAUDITED)

The following is a description of Cornerstone Total Return Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

   1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address phone number, social security number, assets, income and date of birth); and

   2. Information about the Consumer's transactions with the Fund and its affiliates: this category includes informationabout your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

--------------------------------------------------------------------------------
22

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

Cornerstone Total Return Fund, Inc. is a closed-end, diversified investment company whose shares trade on the NYSE Alternext US LLC. Its investment objective is to seek capital appreciation with current income as a secondary objective by investing primarily in U.S. and non-U.S. companies. The Fund is managed by Cornerstone Advisors, Inc.

SHAREHOLDER INFORMATION (UNAUDITED)

The Fund is listed on the NYSE Alternext US LLC (symbol "CRF"). The share price is published in: The New York Times (daily) under the designation "Cnrstn TR" and The Wall Street Journal (daily) and Barron's (each Monday) under the designation "CornstnTtlRtn." The net asset value per share is available weekly and may be obtained by contacting the Fund at the general inquiry phone number.

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that Cornerstone Total Return Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                      This page intentionally left blank.

                      CORNERSTONE TOTAL RETURN FUND, INC.

ITEM 2.   CODE OF ETHICS.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal accounting officer, and persons performing similar functions.

(c) and (d). During the period covered by this report, there was no amendment to, and no waiver granted from, any provision of the code of ethics that applies to the Registrant's principal executive officer, principal accounting officer, and persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, and persons performing similar functions.

(f)(3) The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics. This can be accomplished by calling the Registrant at (513) 326-3597.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

a)(1) The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable

(a)(3) At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, Tait, Weller & Baker LLP for the Registrant's fiscal years ended December 31, 2009 and December 31, 2008.

                                        2009               2008
                                     -------            -------
Audit Fees                           $14,100            $14,100
Audit-related Fees                      --                 --
Tax Fees (1)                           3,000              3,000
All Other Fees                          --                 --
                                     -------            -------
Total                                $17,100            $17,100
                                     =======            =======

(1) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

      Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant's investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee's responsibilities to the Registrant's investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) During the fiscal years ended December 31, 2009 and 2008, aggregate non-audit fees of $3,000 and $3,000, respectively, were billed by Tait, Weller & Baker LLP for services rendered to the Registrant. Investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant for the Registrant's last two fiscal years (December 31, 2008 and December 31, 2009).

(h) No disclosures are required by this Item 4(h).

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Glenn Wilcox (Chair), Edwin Meese, Thomas Lenagh, Andrew Strauss and Scott Rogers are the members of the Registrant's audit committee.

(b) Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)


CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2009

DESCRIPTION                                                        NO. OF SHARES       VALUE
------------------------------------------------------------------------------------------------
EQUITY SECURITIES - 99.98%
     CLOSED-END FUNDS - 9.99%
         CORE - 5.66%
              Adams Express Company (The) (a)                            59,400         599,940
              Liberty All-Star Equity Fund                               37,000         160,210
              Liberty All-Star Growth Fund                               86,075         289,212
              Royce Micro-Cap Trust, Inc. *                               2,400          17,736
              Royce Value Trust, Inc. *                                   8,000          86,400
                                                                                   ------------
                                                                                      1,153,498
                                                                                   ------------
         DEVELOPED MARKET - 0.33%
              Japan Equity Fund                                          13,000          68,120
                                                                                   ------------
         HIGH CURRENT YIELD (LEVERAGED) - 0.11%
              First Trust Strategic High Income Fund                      8,000          23,440
                                                                                   ------------
         INCOME & PREFERRED STOCK - 0.25%
              LMP Capital & Income Fund, Inc.                             5,000          51,750
                                                                                   ------------
         OPTION ARBITRAGE/OPTIONS STRATEGIES - 1.37%
              NFJ Dividend, Interest & Premium Strategy Fund             19,000         280,250
                                                                                   ------------
         REAL ESTATE - 0.46%
              Alpine Global Premier Properties Fund                      15,000          93,450
                                                                                   ------------
         SECTOR EQUITY - 1.50%
              H&Q Healthcare Investors *                                 14,400         170,928
              H&Q Life Sciences Investors *                               9,000          84,960
              John Hancock Bank and Thrift Opportunity Fund               3,500          49,350
                                                                                   ------------
                                                                                        305,238
                                                                                   ------------
         U.S. MORTGAGE - 0.31%
              BlackRock Income Trust, Inc.                                9,896          62,939
                                                                                   ------------
     TOTAL CLOSED-END FUNDS                                                           2,038,685
                                                                                   ------------
     CONSUMER DISCRETIONARY - 8.53%
         Apollo Group, Inc. - Class A ^ *                                 1,000          60,580
         Bed Bath & Beyond, Inc. *                                        2,500          96,575
         Carnival Corporation *                                           2,500          79,225


See accompanying notes to schedule of investments.

CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2009 (CONTINUED)

DESCRIPTION                                                        NO. OF SHARES       VALUE
------------------------------------------------------------------------------------------------

     CONSUMER DISCRETIONARY (CONTINUED)
         Comcast Corporation - Class A                                    2,012          33,922
         Comcast Corporation - Special Class A                            4,250          68,043
         DIRECTV Group, Inc. (The) - Class A *                            4,000         133,400
         Ford Motor Company *                                             5,000          50,000
         Gap, Inc. (The)                                                  2,500          52,375
         Home Depot, Inc. (The)                                           5,000         144,650
         Lowe's Companies, Inc.                                           5,000         116,950
         Mattel, Inc.                                                     1,500          29,970
         News Corporation - Class B ^                                     2,500          39,800
         NIKE, Inc. - Class B                                             2,500         165,175
         Omnicom Group, Inc.                                              1,000          39,150
         Pulte Homes, Inc. *                                              2,500          25,000
         Starbucks Corporation *                                          2,500          57,650
         Target Corporation                                               1,500          72,555
         Time Warner Cable, Inc. *                                          669          27,690
         Time Warner, Inc.                                                2,666          77,687
         TJX Companies, Inc. (The) ^                                      2,500          91,375
         Viacom, Inc. - Class B *                                         1,000          29,730
         Walt Disney Company (The) ^                                      5,000         161,250
         Yum! Brands, Inc.                                                2,500          87,425
                                                                                   ------------
                                                                                      1,740,177
                                                                                   ------------
     CONSUMER STAPLES - 10.55%
         Altria Group, Inc.                                               5,000          98,150
         Archer-Daniels-Midland Company                                   1,500          46,965
         Coca-Cola Company (The)                                          5,000         285,000
         Coca-Cola Enterprises                                            2,500          53,000
         ConAgra Foods, Inc.                                              2,500          57,625
         General Mills, Inc. ^                                            1,500         106,215
         H.J. Heinz Company                                               2,700         115,452
         Molson Coors Brewing Company - Class B                           1,000          45,160
         PepsiCo, Inc.                                                    2,000         121,600
         Philip Morris International, Inc.                                3,500         168,665
         Procter & Gamble Company (The)                                   6,472         392,397
         Sara Lee Corporation                                             4,100         150,552
         Wal-Mart Stores, Inc.                                            9,000         481,050
                                                                                   ------------
                                                                                      2,152,281
                                                                                   ------------
     ENERGY - 10.70%
         Anadarko Petroleum Corporation                                   1,000          62,420
         Chevron Corporation                                              3,500         269,465
         Consol Energy, Inc.                                              1,500          74,700


See accompanying notes to schedule of investments.

CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2009 (CONTINUED)

DESCRIPTION                                                        NO. OF SHARES       VALUE
------------------------------------------------------------------------------------------------

     ENERGY (CONTINUED)
         Devon Energy Corporation ^                                       2,500    $    183,750
         El Paso Corporation                                              5,000          49,150
         EOG Resources, Inc. ^                                            1,000          97,300
         Exxon Mobil Corporation ^                                       10,000         681,900
         Halliburton Company                                              2,500          75,225
         National Oilwell Varco, Inc.                                     1,000          44,090
         Occidental Petroleum Corporation                                 4,000         325,400
         Schlumberger Ltd. ^                                              3,000         195,270
         Southwestern Energy Company *                                    1,500          72,300
         Spectra Energy Corporation                                       2,500          51,275
                                                                                   ------------
                                                                                      2,182,245
                                                                                   ------------
     FINANCIALS - 11.75%
         AFLAC, Inc.                                                      1,500          69,375
         AON Corporation                                                  2,500          95,850
         Bank of America Corporation                                     10,521         158,446
         Bank of New York Mellon Corporation (The)                        2,800          78,316
         BB&T Corporation ^                                               2,000          50,740
         Capital One Financial Corporation                                2,500          95,850
         Chubb Corporation (The)                                          1,000          49,180
         Citigroup, Inc. *                                               24,000          79,440
         Franklin Resources, Inc.                                         1,000         105,350
         Goldman Sachs Group, Inc. (The)                                  1,500         253,260
         Hudson City Bancorp, Inc.                                        2,500          34,325
         JPMorgan Chase & Company                                        12,200         508,374
         MetLife, Inc.                                                    1,500          53,025
         Morgan Stanley                                                   2,000          59,200
         PNC Financial Services Group, Inc. ^                             1,000          52,790
         Prudential Financial, Inc.                                       1,500          74,640
         Travelers Companies, Inc. (The)                                  3,092         154,167
         U.S. Bancorp                                                     3,500          78,785
         Unum Group                                                       2,500          48,800
         Wells Fargo & Company                                           11,000         296,890
                                                                                   ------------
                                                                                      2,396,803
                                                                                   ------------
     HEALTH CARE - 11.39%
         Abbott Laboratories                                              3,000         161,970
         Amgen, Inc. *                                                    3,000         169,710
         Baxter International, Inc.                                       2,500         146,700
         Boston Scientific Corporation *                                  3,000          27,000
         Bristol-Myers Squibb Company                                     4,000         101,000
         Celgene Corporation *                                            1,000          55,680
         Cigna Corporation                                                3,000         105,810

See accompanying notes to schedule of investments.

CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2009 (CONTINUED)

DESCRIPTION                                                        NO. OF SHARES       VALUE
------------------------------------------------------------------------------------------------

     HEALTH CARE (CONTINUED)
         Eli Lilly & Company ^                                            2,500          89,275
         Express Scripts, Inc. *                                          1,200         103,740
         Gilead Sciences, Inc. *                                          2,000          86,560
         Johnson & Johnson                                                5,500         354,255
         McKesson Corporation                                             2,500         156,250
         Medco Health Solutions, Inc. *                                   1,000          63,910
         Medtronic, Inc.                                                  4,500         197,910
         Merck & Company, Inc.                                            2,500          91,350
         Pfizer, Inc.                                                    14,462         263,064
         St. Jude Medical, Inc. *                                         2,500          91,950
         WellPoint, Inc. *                                                1,000          58,290
                                                                                   ------------
                                                                                      2,324,424
                                                                                   ------------
     INDUSTRIALS - 8.62%
         3M Company                                                       1,500         124,005
         Deere & Company                                                  1,500          81,135
         Emerson Electric Company                                         2,500         106,500
         FedEx Corporation                                                1,500         125,175
         General Dynamics Corporation                                     1,000          68,170
         General Electric Company                                        24,000         363,120
         Honeywell International, Inc.                                    3,000         117,600
         Illinois Tool Works, Inc.                                        3,500         167,965
         Lockheed Martin Corporation                                      2,500         188,375
         Precision Castparts Corporation                                  1,000         110,350
         Republic Services, Inc.                                          1,125          31,849
         Union Pacific Corporation                                        2,500         159,750
         United Parcel Service, Inc. - Class B                            2,000         114,740
                                                                                   ------------
                                                                                      1,758,734
                                                                                   ------------
     INFORMATION TECHNOLOGY - 18.66%
         Agilent Technologies, Inc. *                                     2,500          77,675
         AOL, Inc. *                                                        242           5,642
         Apple, Inc. *                                                    2,000         421,719
         Automatic Data Processing, Inc.                                  2,500         107,050
         CA, Inc.                                                         2,500          56,150
         Cisco Systems, Inc. *                                           13,000         311,220
         Corning, Inc.                                                    3,000          57,930
         eBay, Inc. *                                                     2,500          58,850
         Google, Inc. - Class A *                                         1,000         619,980
         Hewlett-Packard Company                                          5,000         257,550
         Intel Corporation                                               16,000         326,400
         International Business Machines Corporation                      2,200         287,980
         Intuit, Inc. *                                                   2,500          76,775

See accompanying notes to schedule of investments.

CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2009 (CONTINUED)

DESCRIPTION                                                        NO. OF SHARES       VALUE
------------------------------------------------------------------------------------------------

     INFORMATION TECHNOLOGY (CONTINUED)
         Microsoft Corporation                                           14,000    $    426,860
         Oracle Corporation                                              12,600         309,204
         Paychex, Inc. ^                                                  2,500          76,600
         QUALCOMM, Inc.                                                   3,800         175,788
         Texas Instruments, Inc.                                          2,000          52,120
         Western Union Company (The)                                      2,000          37,700
         Xilinx, Inc.                                                     2,500          62,650
                                                                                   ------------
                                                                                      3,805,843
                                                                                   ------------
     MATERIALS - 3.41%
         Air Products & Chemicals, Inc.                                   1,500         121,590
         E.I. Du Pont de Nemours & Company                                4,800         161,616
         Freeport-McMoRan Copper & Gold, Inc.                             2,500         200,725
         Monsanto Company                                                 2,000         163,500
         Newmont Mining Corporation                                       1,000          47,310
                                                                                   ------------
                                                                                        694,741
                                                                                   ------------
     REAL ESTATE INVESTMENT TRUST - 0.01%
         Simon Property Group, Inc. ^                                        16           1,277
                                                                                   ------------
     TELECOMMUNICATION SERVICES - 2.84%
         AT&T, Inc.                                                      11,089         310,825
         Qwest Communications International, Inc.                         5,000          21,050
         Verizon Communications, Inc.                                     7,500         248,475
                                                                                   ------------
                                                                                        580,350
                                                                                   ------------
     UTILITIES - 3.53%
         Dominion Resources, Inc.                                         2,000          77,840
         Duke Energy Corporation                                          6,600         113,586
         Exelon Corporation                                               2,500         122,175
         FirstEnergy Corporation                                          2,500         116,125
         FPL Group, Inc. ^                                                1,000          52,820
         NiSource, Inc.                                                   2,500          38,450
         Southern Company (The) ^                                         2,500          83,300
         Xcel Energy, Inc.                                                5,500         116,765
                                                                                   ------------
                                                                                        721,061
                                                                                   ------------
TOTAL EQUITY SECURITIES (cost - $21,147,954)                                         20,396,621
                                                                                   ------------


SHORT-TERM INVESTMENTS - 12.73%
     MONEY MARKET SECURITY - 2.19%
         JPMorgan U.S. Government Money Market Fund                     446,588         446,588
                                                                                   ------------

See accompanying notes to schedule of investments.

CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2009 (CONTINUED)


                                                                 PRINCIPAL AMOUNT
                                                                      (000'S)
                                                                 -----------------
     REPURCHASE AGREEMENTS - 10.54%
         J.P. Morgan Securities, Inc. +++
              (Agreement dated 12/31/2009 to be
              repurchased at $ 2,142,166)                         $      2,142     $  2,142,128
         J.P. Morgan Securities, Inc. +
              (Agreement dated 12/31/2009 to be
              repurchased at $ 6,881)                                        7            6,881
                                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (cost - $2,595,597)                                      2,595,597
                                                                                   ------------
TOTAL INVESTMENTS - 112.71% (cost - $23,743,551)                                     22,992,218
LIABILITIES IN EXCESS OF OTHER ASSETS - (12.71)%                                     (2,592,279)
                                                                                   ------------
NET ASSETS - 100.00%                                                               $ 20,399,939
                                                                                   ============

------
(a) Affiliated investment. The Fund holds 0.46% (based on net assets) of Adams
Express Company. A trustee of the Fund also serves as a director to such company. During the year ended December 31, 2009 the Fund sold 13,700 shares of this security. There were no purchases during this period.
* Non-income producing security.
^ Security or a portion thereof is out on loan.
+ The maturity date for all repurchase agreements held was January 4, 2010, with interest rates ranging from 0.01% to 0.16% and collateralized by $7,428,035 in
U.S. Treasury Notes maturing August 15, 2018. Stated interest rate, before rebate earned by borrower of securities on loan.
++ Represents investment purchased with collateral received for securities on loan.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Cornerstone Total Return Fund, Inc.
New York, New York


We have audited the accompanying statement of assets and liabilities of Cornerstone Total Return Fund, Inc. (the "Fund"), including the summary schedule of investments as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cornerstone Total Return Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedule of investments in securities as of December 31, 2009 appearing in Item 6 of this Form N-CSR is presented for the purpose of additional analysis and is not a required part of the basic financial statements. This additional information is the responsibility of the Fund's management. Such information has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 24, 2010

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant and Cornerstone Advisors, Inc. share the same Proxy Voting Policies and Procedures. The respective Proxy Voting Policies and Procedures of the Registrant and Adviser are attached as EXHIBIT99.VOTEREG

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) All information contained in this item and its subparts is as of the date of this filing, unless otherwise noted. Ralph W. Bradshaw and William A. Clark are employees of Cornerstone Advisors, Inc. (the Investment Manager) and portfolio managers of the Fund. Mr. Bradshaw has acted as the portfolio manager since 2001. Mr. Clark has acted as the portfolio manager since 2003. Ralph W. Bradshaw's occupation for the last five years is President of Cornerstone Advisors, Inc. and a Financial Consultant. William A. Clark's occupation for the last five years is Director and Stockholder of Cornerstone Advisors, Inc. and Vice President and former Director/Trustee of Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund.

(a)(2)(i) Ralph W. Bradshaw and William A. Clark

(a)(2)(ii)(A) Registered Investment Companies - Ralph W. Bradshaw and William A. Clark each manage two other registered closed-end funds (Cornerstone Total Return Fund, Inc. and Cornerstone Progressive Return Fund). As of December 31, 2009, the total assets of Cornerstone Strategic Value Fund, Inc. was $66.0 million. As of December 31, 2009, the total assets of Cornerstone Progressive Return Fund, Inc. was $62.4 million.

(a)(2)(ii)(B) Not applicable

(a)(2)(ii)(C) Not applicable

(a)(2)(iii) None. Ralph W. Bradshaw and William A. Clark manage no accounts where the Advisory Fee is based on the performance of the account.

(a)(2)(iv) None.

(a)(3) As of the most recent fiscal year end December 31, 2009, the compensation paid to both Ralph W. Bradshaw and William A. Clark was fixed.

(a)(4) The dollar range of equity securities owned in the registrant beneficially by each portfolio manager is as follows: for Ralph W. Bradshaw it is in the range of $10,001-$50,000 and for William A. Clark it is in the range of $10,001-$50,000.

(b) None.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


None

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors that have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) or this Item.

ITEM 11.  CONTROLS AND PROCEDURES.


(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: EX-99.CODEETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): EX-II.CERT

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): EX-99.906CERT

(99) Proxy Voting Policies of the Registrant and Adviser attached as EX-99.VOTEREG.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   CORNERSTONE TOTAL RETURN FUND, INC.
               -----------------------------------------------------------------

By (Signature and Title)*  /S/ RALPH W. BRADSHAW
                           -----------------------------------------------------
                           Ralph W. Bradshaw, Chairman and President
                           Principal Executive Officer)

Date  MARCH 5, 2010
      -------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /S/ RALPH W. BRADSHAW
                           -----------------------------------------------------
                           Ralph W. Bradshaw, Chairman and President
                           (Principal  Executive Officer)


Date  MARCH 5, 2010
      ---------------------------------------


By (Signature and Title)*   /S/ FRANK J. MARESCA
                           -----------------------------------------------------
                           Frank J. Maresca, Treasurer
                           (Principal Financial Officer)


Date  MARCH 5, 2010
      ---------------------------------------





* Print the name and title of each signing officer under his or her signature.